Nationwide Life Insurance Company • Nationwide Variable Account-II • Nationwide Variable Account-4 • Nationwide Variable Account-7 • Nationwide Variable Account-9

Prospectus supplement dated December 17, 2010 to:

America's Horizon Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, BOA Achiever,

BOA All American Gold, BOA All American, BOA Choice Venue II, BOA Elite Venue, BOA Future II, BOA Future Venue, Compass All American Gold, Key All American Gold, M&T All American Gold (VA II), M&T All American,

Nationwide Destination B, Nationwide Destination C, Nationwide Destination L, Nationwide Heritage Annuity,

Nationwide Income Architect Annuity, Nationwide Traditions Annuity, Schwab Custom Solutions Variable Annuity,

Schwab Income Choice Variable Annuity, and Wells Fargo Gold prospectuses dated May 1, 2010; and
Nationwide Destination EV prospectus dated November 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about January 18, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Mid Cap Growth Fund: Class II will add Wells Capital Management, Inc. as an additional sub-adviser.  After the change is effective, the sub-advisers for NVIT – NVIT Multi-Manager Mid Cap Growth Fund: Class II will be American Century Investment Management, Inc., Neuberger Berman Management LLC, and Wells Capital Management, Inc.